The Central Europe and Russia Fund, Inc.

345 Park Avenue
New York, NY 10154

THE CENTRAL EUROPE AND RUSSIA FUND, INC. ANNOUNCES
TERMS OF RIGHTS OFFERING

FOR IMMEDIATE RELEASE

         NEW YORK, NEW YORK, February 13, 2004 – The Central Europe and Russia Fund, Inc. (NYSE: CEE) announced today that its Board of Directors has approved the terms of a transferable rights offering of additional common stock of the Fund (the “Offer”). The Offer will be made only by means of a prospectus.

        The Fund will issue to shareholders of record as of February 24, 2004 (the “Record Date”), one transferable right for each share of common stock held. In order to be a Record Date shareholder, investors must purchase shares of the Fund by February 19, 2004 . The rights will entitle holders to subscribe for additional shares of the Fund’s common stock at a discounted price. Holders will be able to purchase one share of common stock for every three rights held. Record Date shareholders who receive less than three rights will be entitled to purchase one share. The rights are transferable and will be admitted for trading on the New York Stock Exchange (“NYSE”) under the ticker symbol “CEE.RT,” and are expected to begin trading on February 18, 2004 on a when-issued basis.

       Important Dates:

Rights Begin Trading	February 18, 2004
Ex-Rights Date	February 20, 2004
Record Date	February 24, 2004
Expiration Date	March 19, 2004

        The subscription price will not be determined until the expiration of the Offer, March 19, 2004 (the “Expiration Date”), unless extended. The subscription price (the “Subscription Price”) will be calculated as 90% of the lower of (1) the average of the closing price of a share of the Fund’s common stock on the NYSE for the five trading days ending with the Expiration Date or (2) the net asset value per share as of the close of trading on the Expiration Date.

        Record Date shareholders who exercise all rights issued to them will be entitled to subscribe for additional shares at the Subscription Price pursuant to an over-subscription privilege. If sufficient shares are not available to honor all over-subscription requests, available shares will be allocated pro rata among those who over-subscribe based on the number of rights issued to them by the Fund on the Record Date.

        UBS Investment Bank has been selected by the Fund to act as Dealer Manager and Financial Advisor for the Offer.

        Shareholders who have questions regarding the offer should contact the Information Agent for the Offer, Georgeson Shareholder Communications Inc., at 1-800-221-4215.

The Central Europe and Russia Fund, Inc. is a non-diversified, closed-end investment company seeking long term capital appreciation through investment primarily in equity and equity-linked securities of issuers domiciled in Central Europe and Russia. Its shares are listed on the NYSE under the symbol “CEE”. Because the Fund is non-diversified it can take larger positions in fewer companies, increasing its overall risk profile. Investments in securities of foreign issuers present greater risks including currency fluctuations and changes in political/economic conditions. Foreign securities markets generally exhibit greater price volatility and are less liquid than the US markets. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund’s shares is determined by a number of factors, several are beyond the control of the Fund. Therefore, the Fund cannot predict the trading price of its shares in relation to net asset value.

Investors should carefully consider the investment objective, risks, and charges and expenses of the Fund. This information can be found in the Fund’s prospectus on file with the Securities and Exchange Commission. An investor should carefully read the Fund’s prospectus before investing.

For further information please contact:

Georgeson Shareholder Communications Inc.
(800) 221.4215

or

James Beale	Judith Inosanto
Investor Inquiries	Media Inquiries
(212) 326.6258	(212) 326.6746

Effective June 24, 2003, the fund’s name and investment policies changed. The fund’s former name was The Central European Equity Fund, Inc.

Not FDIC Insured/No Guarantee/May Lose Value.